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                                                                    EXHIBIT 99.4

                                                                       EXHIBIT C



                          [FORM OF RIGHTS CERTIFICATE]


                Certificate No. R-_________     ______________ Rights

      NOT EXERCISABLE AFTER MARCH 31, 2008, OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.005 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF ANY SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.] *


--------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.



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                               RIGHTS CERTIFICATE
                                    BTG, INC.


            This certifies that _____________, or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 16, 1998 (the "Rights Agreement"), between BTG, Inc., a Virginia corporation (the "Company"), and First Union National Bank (the "Rights Agent"), to purchase from the Company at any time prior to March 31, 2008, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Class A Preferred Stock, $.01 par value per share (the "Preferred Stock") of the Company, at a purchase price of $65 per one one-thousandth share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per one one-thousandth of a share set forth above, are the number and Purchase Price as of September 16, 1998, based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement.

            This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

            From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, the Rights evidenced by this Rights Certificate, which are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, shall become null and void, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such
Section 11(a)(ii) Event.


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            The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

            As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

            This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

            Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.005 per Right at any time prior to the earlier of the close of business on (i) the 10th day following the Stock Acquisition Date (as such time period may be changed in the discretion of the Board of Directors pursuant to the Rights Agreement), and (ii) the Final Expiration Date (as defined in the Rights Agreement). Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of two-thirds of the Directors. After the expiration of the redemption period, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to ten percent (10%) or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company, and such reinstatement is approved by the Company's Board of Directors.

            At any time after a person becomes an Acquiring Person, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

            No fractional shares of Preferred Stock will be issued upon exercise of any Right or Rights evidenced hereby (other than fractions which are integral


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multiples of one one-thousandth of a share Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

            No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

            This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.


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            WITNESS the facsimile signature of the proper officers of the
Company and its corporate seal.

Dated as of
            -------------------  ------, -----


ATTEST:                                   BTG, INC.



                                          By:
---------------------                        -----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

Countersigned:



-----------------------------

-----------------------------



By:
   --------------------------
    Authorized Signature


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                 [Form of Reverse Side of Rights Certificate]



                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED
                   -----------------------------------------------------------

hereby sells, assigns and transfers unto
                                        --------------------------------------

------------------------------------------------------------------------------
(Please print name and address of transferee)


------------------------------------------------------------------------------
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated:                    ,
      --------------------  -----


                                          --------------------------------
                                          Signature


Signature Guaranteed:



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                                   Certificate



            The undersigned hereby certifies by checking the appropriate boxes that:

            (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);






            (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.


Dated:                           ,
       ---------------  ---------  -----


                                          --------------------------------
                                          Signature


Signature Guaranteed:




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                                     NOTICE


            The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.



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                          FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Rights Certificate.)


To:
            ----------------

            The undersigned hereby irrevocably elects to exercise _______ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:


--------------------------------------------------------------------------------
(Please print name and address)


--------------------------------------------------------------------------------

Please insert social security
or other identifying number:
                             --------------------------


            If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

Please insert social security
or other identifying number:
                             --------------------------

------------------------------------

Dated:                  ,
      ------------------   ----

                                          --------------------------------------
                                          Signature

Signature Guaranteed:


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                                   Certificate

            The undersigned hereby certifies by checking the appropriate boxes that:

            (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

            (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.


Dated:                  ,
      ------------------  ---------       -------------------------------------
                                          Signature


Signature Guaranteed:



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                                     NOTICE

            The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.